Employee Benefit Plan	12 Months Ended
Dec. 31, 2015
Postemployment Benefits [Abstract]
Employee Benefit Plan

Note 14—Employee Benefit Plan

A 401(k) plan is available to all of our employees after meeting certain requirements. The plan permits employees to make contributions up to 90% of their salary, up to statutory limits, which was $18,000 in 2015 and $17,500 in 2014 and 2013. We match 100% of participants basic contribution up to 6% of eligible compensation. Employees may participate in the plans immediately and certain employees are not eligible for matching contributions until after a 90-day waiting period. Aggregate matching contributions made by us were $4.0 million, $3.8 million and $0.5 million during the years ended December 31, 2015, 2014 and 2013.